Exhibit 99.2
CRANE CO.
Income Statement Data
(in millions, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2015		December 31, 2015
	2015	2014	2015	2014
Net Sales:
Fluid Handling	$259.4	$313.9	$1,091.3	$1,263.7
Payment & Merchandising Technologies	174	177.2	703.0	712.0
Aerospace & Electronics	190.9	182.3	691.3	696.0
Engineered Materials	56.4	57.2	254.8	253.3
Total Net Sales	$680.6	$730.7	$2,740.5	$2,925.0

Operating Profit (Loss):
Fluid Handling	$29.2	$36.8	$125.4	$181.6
Payment & Merchandising Technologies	28.9	17.8	101.4	69.1
Aerospace & Electronics	46.9	39.9	145.1	138.2
Engineered Materials	9.5	7.2	48.4	36.8
Corporate	(11.0)	(12.1)	(47.5)	(53.6)
Environmental provision	—	—	—	(55.8)
Total Operating Profit	103.5	89.6	372.9	316.3

Interest Income	0.5	0.6	1.9	1.7
Interest Expense	(9.1)	(10.1)	(37.6)	(39.2)
Miscellaneous - Net	(0.4)	3.8	(0.7)	2.4
Income Before Income Taxes	94.4	83.8	336.5	281.2
Provision for Income Taxes	28.8	27.3	106.5	87.6
Net income before allocation to noncontrolling interests	65.6	56.6	230.0	193.6
Less: Noncontrolling interest in subsidiaries' earnings	0.4	0.4	1.1	0.9
Net income attributable to common shareholders	$65.2	$56.2	$228.9	$192.7

Share Data:
Earnings per Diluted Share	$1.11	$0.95	$3.89	$3.23

Average Diluted Shares Outstanding	58.7	59.3	58.8	59.6
Average Basic Shares Outstanding	58.1	58.5	58.1	58.7

Supplemental Data:
Cost of Sales	$441.4	$480.0	$1,783.4	$1,901.2
Selling, General & Administrative	135.0	143.4	566.2	604.1
Environmental Provision	—	—	—	55.8
Repositioning Charges (see non-GAAP measures)	(0.1)	11.1	11.6	22.7
Acquisition Related Charges (see non-GAAP measures)	0.8	6.6	6.6	24.9
Depreciation and Amortization *	17.1	17.8	67.0	75.8
Stock-Based Compensation Expense *	5.5	4.9	21.3	20.9

* Amount included within Cost of Sales and Selling, General & Administrative costs.

CRANE CO.
Condensed Balance Sheets
(in millions)

	December 31, 2015	December 31, 2014
ASSETS
Current Assets
Cash and Cash Equivalents	$363.5	$346.3
Accounts Receivable, net	398.1	410.9
Current Insurance Receivable - Asbestos	20.5	20.5
Inventories, net	376.9	369.7
Other Current Assets	50.5	47.8
Total Current Assets	1,209.5	1,195.2

Property, Plant and Equipment, net	276.0	290.3
Long-Term Insurance Receivable - Asbestos	108.7	126.8
Other Assets	599.9	647.3
Goodwill	1,167.9	1,191.3

Total Assets	$3,362.0	$3,450.8

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$49.6	$100.8
Accounts Payable	223.3	228.8
Current Asbestos Liability	75.0	79.0
Accrued Liabilities	218.6	225.8
Income Taxes	20.8	5.6
Total Current Liabilities	587.3	640.0

Long-Term Debt	749.3	749.2
Long-Term Deferred Tax Liability	55.5	46.3
Long-Term Asbestos Liability	470.5	534.5
Other Liabilities	348.5	410.1

Total Equity	1,150.9	1,070.6

Total Liabilities and Equity	$3,362.0	$3,450.8

CRANE CO.
Condensed Statements of Cash Flows
(in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Operating Activities:
Net income attributable to common shareholders	$65.2	$56.2	$228.9	$192.7
Noncontrolling interest in subsidiaries' earnings	0.4	0.4	1.1	0.9
Net income before allocations to noncontrolling interests	65.6	56.6	230.0	193.6
Environmental Provision	—	—	—	55.8
Gain on divestiture	—	(4.1)	—	(4.1)
Restructuring - Non Cash	0.5	—	2.0	1.0
Depreciation and amortization	17.1	17.8	67.0	75.8
Stock-based compensation expense	5.5	4.9	21.3	20.9
Defined benefit plans and postretirement expense	(1.9)	(2.7)	(11.6)	(11.5)
Deferred income taxes	5.9	34.2	29.3	37.9
Cash provided by operating working capital	44.9	69.8	(1.7)	22.5
Defined benefit plans and postretirement contributions	(2.5)	(2.8)	(17.9)	(25.5)
Environmental payments, net of reimbursements	(4.6)	(1.8)	(18.2)	(10.4)
Other	(3.2)	(6.2)	(21.0)	(30.5)
Subtotal	127.3	165.6	279.2	325.2
Asbestos related payments, net of insurance recoveries	(13.7)	(15.1)	(49.9)	(61.3)
Total provided by operating activities	113.6	150.5	229.3	264.0

Investing Activities:
Capital expenditures	(11.4)	(11.6)	(39.6)	(43.7)
Proceeds from disposition of capital assets	2.5	4.7	4.4	9.7
Proceeds from divestiture	—	—	—	2.1
Proceeds from acquisition	—	—	—	6.1
Total used for investing activities	(8.9)	(6.9)	(35.2)	(25.9)

Financing Activities:
Dividends paid	(19.2)	(19.1)	(76.6)	(73.9)
Reacquisition of shares on open market	—	(50.0)	(25.0)	(50.0)
Stock options exercised - net of shares reacquired	1.6	(0.6)	8.9	8.2
Excess tax benefit (shortfall) from stock-based compensation	0.3	(0.2)	0.1	7.7
Repayment of credit facility	—	(14.0)	(100.0)	(25.0)
Proceeds from issuance (repayment) of commercial paper	(48.2)	—	48.8	—
Total used for financing activities	(65.5)	(83.9)	(143.8)	(133.0)

Effect of exchange rate on cash and cash equivalents	(10.9)	(15.2)	(33.1)	(29.5)
Increase in cash and cash equivalents	28.3	44.6	17.2	75.6
Cash and cash equivalents at beginning of period	335.2	301.7	346.3	270.6
Cash and cash equivalents at end of period	$363.5	$346.3	$363.5	$346.3

CRANE CO.
Order Backlog
(in millions)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Fluid Handling	$267.2	$278.6	$287.3	$304.3	$311.1
Payment & Merchandising Technologies	62.6	55.5	61.1	68.1	68.3
Aerospace & Electronics	436.4	459.9	448.1	446.1	422.0
Engineered Materials	15.2	13.7	15.4	18.6	16.7
Total Backlog	$781.5	$807.8	$811.9	$837.2	$818.1

CRANE CO.
Non-GAAP Financial Measures
(in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2015	Percent Change December 31, 2015
	2015	2014	2015	2014	Three Months	Twelve Months
INCOME ITEMS
Net Sales	$680.6	$730.7	$2,740.5	$2,925.0	(6.9)%	(6.3)%

Operating Profit	103.5	89.6	372.9	316.3	15.5%	17.9%
Percentage of Sales	15.2%	12.3%	13.6%	10.8%

Special Items impacting Operating Profit:
MEI acquisition related inventory and backlog amortization	—	—	—	4.8
MEI acquisition related integration costs	1.6	2.0	7.2	9.8
MEI acquisition related restructuring costs	(0.8)	4.6	(0.6)	10.3
Repositioning charges	(0.1)	11.1	11.6	22.7
Lawsuit settlement charge	—	—	—	6.5
Environmental Provision	—	—	—	55.8
Operating Profit before Special Items	$104.2	$107.3	$391.1	$426.2	(2.9)%	(8.2)%

Percentage of Sales	15.3%	14.7%	14.3%	14.6%

Net Income Attributable to Common Shareholders	$65.2	$56.2	$228.9	$192.7
Per Share	$1.11	$0.95	$3.89	$3.23	17.3%	20.5%

Special Items impacting Net Income Attributable to Common Shareholders:

MEI acquisition related inventory and backlog amortization - Net of Tax	—	—	—	3.0
Per Share				$0.05

MEI acquisition related integration charges - Net of Tax	1.0	1.4	4.8	7.1
Per Share	$0.02	$0.02	$0.08	$0.12

MEI acquisition related restructuring charges - Net of Tax	(0.6)	3.2	(0.3)	7.0
Per Share	$(0.01)	$0.05	$(0.01)	$0.12

Repositioning charges - Net of Tax	0.2	9.9	9.2	18.0
Per Share	$0.00	$0.17	$0.16	$0.30

Lawsuit settlement charge - Net of Tax	—	—	—	4.2
Per Share				$0.07

Environmental Provision - Net of Tax	—	—	—	36.3
Per Share				$0.61

Loss on business divestiture - Net of Tax	—	—	—	1.1
Per Share				$0.02

Gain on real estate divestiture - Net of Tax	—	(3.5)	—	(4.2)
Per Share		$(0.06)		$(0.07)
Net Income Attributable To Common Shareholders Before Special Items	$65.8	$67.2	$242.5	$265.1	(2.1)%	(8.5)%
Per Share	$1.12	$1.13	$4.13	$4.45	(1.1)%	(7.3)%

CRANE CO.
Guidance
(in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31,		2015 Full Year Guidance
	2015	2014	2015	2014	Low	High
CASH FLOW ITEMS
Cash Provided by Operating Activities
before Asbestos - Related Payments	$127.3	$165.6	$279.2	$325.2	$290.0	$320.0
Asbestos Related Payments, Net of Insurance Recoveries	(13.7)	(15.1)	(49.9)	(61.3)	(50.0)	(50.0)
Cash Provided by Operating Activities	113.6	150.5	229.3	263.9	240.0	270.0
Less: Capital Expenditures	(11.4)	(11.6)	(39.6)	(43.7)	(50.0)	(50.0)
Free Cash Flow	$102.2	$138.9	$189.7	$220.2	$190.0	$220.0

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.
The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.